                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                        ________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  MAY 18, 2001
                                  ------------


                               CASUAL MALE CORP.
                               -----------------
               (Exact name of Registrant as Specified in Charter)


       MASSACHUSETTS                    0-14681                04-2866591
----------------------------    ------------------------     --------------
(State or other jurisdiction    (Commission file number)     (IRS employer
     of incorporation)                                   identification number)

               555 TURNPIKE STREET, CANTON, MASSACHUSETTS   02021
               --------------------------------------------------
          (Address of principal executive offices)        (Zip code)

      Registrant's telephone number, including area code:   (781) 828-9300
                                                            --------------

                                 J. BAKER, INC.
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.
-----------------------

     On May 18, 2001, Casual Male Corp. and certain of its subsidiaries (the "Company") filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The Company continues its possession of its properties and is operating and managing its business as a debtor in possession subject to Court approval for certain actions of the Company. Press releases issued by the Registrant on May 18th and May 23nd, 2001, are attached as exhibits hereto.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits:
----------------------------------------------------------------------------

(c)  Exhibits:
     ---------

          (99.1)  Press release issued by the Company on May 18, 2001.

          (99.2)  Press release issued by the Company on May 23, 2001.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CASUAL MALE CORP.



                               By: /s/  Alan I. Weinstein
                                  -----------------------
                                        Alan I. Weinstein
                                        Chief Executive Officer

Date:  Canton, Massachusetts
       May 25, 2001
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549



                  ____________________________________________


                                    EXHIBITS

                                   Filed with

                           Current Report on Form 8-K

                                       of

                               CASUAL MALE CORP.

                              555 Turnpike Street
                                Canton, MA 02021


                               Dated May 23, 2001
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                               INDEX TO EXHIBITS

Exhibit
Numbers

          (99.1)  Press release issued by the Company on May 18, 2001.

          (99.2)  Press release issued by the Company on May 23, 2001